UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

$5,000,000 Loan from City of Canton, Ohio

On September 15, 2022, Hall of Fame Resort & Entertainment Company (the “Company”) entered into a Business Loan Agreement (the “Business Loan Agreement”) with City of Canton, Ohio (“City of Canton”), pursuant to which the Company borrowed $5,000,000 (the “Canton Loan”). The interest rate applicable to the Canton Loan is six percent (6.0%) per annum (compounded quarterly). Interest payments under the Canton Loan are paid quarterly beginning on December 31. The Canton Loan is unsecured. The Canton Loan matures on June 30, 2029. The Company may prepay the Canton Loan without penalty.

Events of default under the Business Loan Agreement include without limitation: (i) a payment default, (ii) the Company’s failure to complete the infrastructure development for Phase II on or before December 31, 2024, and (iii) the Company’s failure to comply with any non-monetary covenant contained in the Business Loan Agreement, subject to applicable cure period. Upon the occurrence of an event of default under the Business Loan Agreement beyond any applicable grace or cure period: (a) interest due will increase by 5% per annum; and (b) City of Canton may, at its option, declare the Company’s obligations under the Business Loan Agreement to be immediately due and payable.

The Business Loan Agreement contains customary affirmative and negative covenants for this type of loan, including without limitation (i) affirmative covenants, including furnish City of Canton with such financial statements and other related information at such frequencies and in such detail as City of Canton may reasonably request and use all Canton Loan proceeds solely for the infrastructure development for the construction of Phase II, and (ii) negative covenants, including restrictions on additional indebtedness, prepayment of other indebtedness, transactions with related parties, additional liens, mergers and acquisitions, and standard prohibitions on change of control.

In connection with entering into the Canton Loan, the Company paid customary fees and expenses.

The foregoing description of the Business Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Loan Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Business Loan Agreement, dated September 15, 2022, between Hall of Fame Resort & Entertainment Company and City of Canton, Ohio
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: September 16, 2022

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